SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Goldman Sachs BDC, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transactions applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Commencing July 29, 2016, the following script is expected to be used by Goldman Sachs BDC, Inc. (the “Company”) to solicit votes in connection with the Company’s 2016 annual meeting of stockholders.

Goldman Sachs BDC, Inc.

Meeting Date: August 18, 2016

Record Date: April 4, 2016

Toll Free Number 855-601-2253

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for Goldman Sachs BDC, Inc. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name>and I’m calling on behalf of the Goldman Sachs BDC, Inc. Stockholder meeting. Recently, we sent you proxy materials for the adjourned annual meeting of stockholders scheduled for August 18, 2016. Have you received the proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name>and I’m calling on behalf of the Goldman Sachs BDC, Inc. Stockholder meeting. Recently, we sent you proxy materials for the adjourned annual meeting of stockholders scheduled in just a few days on August 18, 2016. Have you received the proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms.                     , my name is <Agent Name> and I am calling on behalf of Goldman Sachs BDC, Inc. Stockholder meeting. We would like to inform you that the annual meeting of Stockholders has been adjourned until August 18, 2016. Have you received the proxy materials?

Stockholder wants to be transferred to the touchtone line to vote:

I can transfer you to the touchtone voting site. Please be sure to have your control number ready since you will need to input that in order to vote using the touchtone option. Please wait while I transfer your call. (Transfer the stockholder to: 800-454-8683)

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Voting:

As noted in the proxy materials, your board has recommended a vote “FOR” the proposals. Would you like to vote along with the recommendations of the board for all of your accounts, if so, we can cast your vote now?

For more information on the recommendation and background of the proposals, please refer to the proxy statement dated April 5, 2016.

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read city, state, and zip code>. Is this correct?

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions about your vote instruction, please contact us at this toll free number 855-601-2253.

Mr./Ms. <Stockholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

As noted in the proxy materials, your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts, if so, we can cast your vote now?

For more information on the recommendation and background of the proposals, please refer to the proxy statement dated April 5, 2016.

If they don’t want proposals reviewed:

Do you have an email address where we can send you the materials? <If yes, enter the email address in the notes and read it back phonetically to the stockholder.>

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Thank you. You should receive a copy of the proxy materials shortly and the materials will inform you of the methods available for voting, one of which is to call us back at 855-601-2253.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important and we encourage you to participate in the governance of your investment. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Goldman Sachs BDC, Inc. Stockholder meeting. You should have received proxy materials either electronically or in the mail concerning the annual Meeting of Stockholders adjourned until August 18, 2016.

Your vote is very important and we encourage you to participate in the governance of your investment. You may cast your vote by mail, over the internet, through the touchtone phone line or directly with a proxy voting specialist at our toll-free number of 855-601-2253 between the hours of 9am and 10pm Eastern Standard Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Goldman Sachs BDC, Inc. Stockholder meeting. You should have received proxy materials either electronically or in the mail concerning the annual Meeting of Stockholders adjourned until August 18, 2016.

Your vote is very important and we encourage you to participate in the governance of your investment. You may cast your vote by mail, over the internet, through the touchtone phone line or directly with a proxy voting specialist at our toll-free number of 855-601-2253 between the hours of 9am and 10pm Eastern Standard Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

INBOUND—CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center for Goldman Sachs BDC Inc. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Thank you.

INBOUND—CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center for Goldman Sachs BDC Inc. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

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END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center for Goldman Sachs BDC Inc. The Stockholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

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